SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

             Date of Report (Date of earliest event
                    reported) August 27, 1998


               GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of August 1, 1998,
         providing for the issuance of REMIC Multi-Class
           Pass-Through Certificates, Series 1998-13)


                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)


                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)


             Registrant's telephone number, including
                    area code (609) 661-6100
                              --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

General.
On August 27, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-13 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-13") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 26, 1998 as supplemented by the Prospectus Supplement dated August 24, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A1             $51,008,000.00
               Class A2             $29,552,000.00
               Class A3            $110,000,000.00
               Class A4            $100,000,000.00
               Class A5             $21,901,000.00
               Class A6             $40,997,000.00
               Class A7             $20,000,000.00
               Class A8             $30,000,000.00
               Class A9             $32,615,223.00
               Class A10            $35,317,777.00
               Class A11                     $0.00
               Class A12            $64,958,597.00
               Class A13            $16,841,118.00
               Class A14            $57,922,000.00
               Class A15            $75,604,991.00
               Class A16            $11,513,000.00
               Class A17             $4,715,570.00
               Class A18             $3,372,724.00
               Class A19            $19,134,000.00
               Class A20            $36,642,750.00
               Class A21            $12,214,250.00
               Class A22            $27,794,118.00
               Class A23             $7,205,882.00
               Class A24            $38,395,000.00
               Class A25            $12,453,750.00
               Class A26             $4,151,250.00
               Class B1              $7,213,000.00
               Class B2              $4,057,000.00
               Class B3              $3,606,500.00
               Class B4              $1,803,000.00
               Class B5              $2,705,155.62
               Class M              $16,680,000.00
               Class PO              $1,238,414.03
               Class R                     $100.00
               Class RL                    $100.00
                                  ----------------
               Total :             $901,613,269.65

The initial Junior Percentage and initial Senior Percentage for Pool 1998-13 are approximately 4.01% and 95.99%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-13 as of the initial issuance of the Certificates are $319,370.00, $9,016,133.00 and $9,016,133.00, respectively, representing approximately .0400%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of August 1, 1998 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1998-13
------------

Pool 1998-13 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $901,613,269.65.

The interest rates (the "Mortgage Rates") borne by the 2707 Mortgage Loans conveyed by GECMSI to Pool 1998-13 range from 6.3750% to 8.6250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.3505% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-13 ranged from $227,200.00 to $1,447,500.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-13 is $333,067.33, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-13 is July 1992, and the latest scheduled maturity date of any such Mortgage Loan is August 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-13 is 74.8505%.

The Mortgage Loans in Pool 1998-13 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1998-13:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
  MORTGAGE         # OF                  AS OF         AGGREGATE
     RATES        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
   6.3750%            3            $895,178.07           0.0993%
   6.5000%            6          $2,178,045.40           0.2416%
   6.6250%            9          $3,350,274.17           0.3716%
   6.7500%           35         $12,039,880.75           1.3354%
   6.8750%          107         $36,390,352.51           4.0361%
   7.0000%          177         $59,971,405.21           6.6516%
   7.0500%            3          $1,067,658.97           0.1184%
   7.1000%            3          $1,233,101.78           0.1368%
   7.1250%          259         $86,086,319.34           9.5480%
   7.1500%            6          $1,908,580.79           0.2117%
   7.2000%           14          $4,467,307.54           0.4955%
   7.2500%          528        $176,147,939.70          19.5370%
   7.3000%            9          $2,915,422.36           0.3234%
   7.3500%            7          $2,914,911.59           0.3233%
   7.3750%          485        $161,278,312.56          17.8877%
   7.4000%            8          $2,593,308.91           0.2876%
   7.4500%           14          $4,786,687.29           0.5309%
   7.5000%          544        $180,868,507.52          20.0605%
   7.5500%           15          $5,043,770.52           0.5594%
   7.6000%           12          $3,608,392.27           0.4002%
   7.6250%          236         $78,499,397.90           8.7065%
   7.6500%           11          $3,927,870.12           0.4357%
   7.7000%            4          $1,153,454.40           0.1279%
   7.7500%          114         $36,075,333.84           4.0012%
   7.8500%            1            $272,121.79           0.0302%
   7.8750%           73         $23,005,654.42           2.5516%
   8.0000%           16          $6,280,878.42           0.6966%
   8.0500%            1            $319,673.35           0.0355%
   8.1250%            3            $840,021.69           0.0932%
   8.2500%            3          $1,238,169.67           0.1373%
   8.6250%            1            $255,336.80           0.0283%
                  -----        ---------------         ---------
     Total        2,707        $901,613,269.65         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-13:

                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
     ORIGINAL           # OF               AS OF        AGGREGATE
     BALANCES          LOANS        CUT-OFF DATE          BALANCE
     --------          -----        ------------        ---------
 $227,151 - 250,000      356      $85,916,218.67          9.5292%
 $250,001 - 300,000    1,000     $274,999,957.67         30.5009%
 $300,001 - 350,000      557     $180,872,007.23         20.0609%
 $350,001 - 400,000      314     $117,643,687.91         13.0481%
 $400,001 - 450,000      187      $79,511,136.05          8.8188%
 $450,001 - 600,000      229     $115,302,161.83         12.7884%
 $600,001 - 650,000       35      $22,468,485.89          2.4920%
 $650,001 - 1,000,000+    29      $24,899,614.40          2.7617%
                       -----     ---------------        ---------
             Total     2,707     $901,613,269.65        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-13 is
$1,446,425.74.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-13 is
$223,357.06.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1998-13:

                                      AGGREGATE              % OF
                                       BALANCES           POOL BY
    YEAR OF         # OF                  AS OF         AGGREGATE
ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
-----------        -----           ------------         ---------
       1992            2            $787,349.98           0.0873%
       1993            1            $223,357.06           0.0248%
       1994            1            $240,500.00           0.0267%
       1995            2            $540,000.00           0.0599%
       1996            3            $931,605.99           0.1033%
       1997           15          $5,369,305.14           0.5955%
       1998        2,683        $893,521,151.48          99.1025%
                   -----        ---------------         ---------
      Total        2,707        $901,613,269.65         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1998-13:

      LOAN-                           AGGREGATE             % OF
    TO-VALUE                           BALANCES          POOL BY
    RATIO AT           # OF               AS OF        AGGREGATE
   ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
   -----------        -----        ------------        ---------
 00.000 - 50.00          93      $34,633,371.15          3.8413%
 50.001 - 60.00         156      $58,875,423.85          6.5300%
 60.001 - 70.00         367     $135,570,859.10         15.0365%
 70.001 - 75.00         407     $140,750,624.60         15.6110%
 75.001 - 80.00       1,283     $416,726,409.63         46.2200%
 80.001 - 85.00          45      $13,417,388.98          1.4882%
 85.001 - 90.00         213      $63,972,988.38          7.0954%
 90.001 - 95.00         143      $37,666,203.96          4.1776%
                      -----     ---------------        ---------
      Total           2,707     $901,613,269.65        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Mortgage Loans in Pool 1998-13:

                                     AGGREGATE            % OF
                                      BALANCES         POOL BY
TYPE OF               # OF               AS OF       AGGREGATE
DWELLING             LOANS        CUT-OFF DATE         BALANCE
--------             -----        ------------       ---------
Single-family
 detached            2,461     $820,537,144.14        91.0077%
Single-family
 attached              115      $37,060,750.21         4.1105%
Condominium             97      $29,817,290.61         3.3071%
2 - 4 Family Units      24       $9,880,216.97         1.0958%
Co-op                   10       $4,317,867.72         0.4789%
                     -----     ---------------       ---------
Total                2,707     $901,613,269.65       100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-13:

                                     AGGREGATE            % OF
                                      BALANCES         POOL BY
                     # OF                AS OF       AGGREGATE
OCCUPANCY           LOANS         CUT-OFF DATE         BALANCE
---------           -----         ------------       ---------
Owner Occupied      2,656      $885,799,046.46        98.2460%
Vacation               39       $12,462,209.47         1.3822%
Investment             12        $3,352,013.72         0.3718%
                    -----      ---------------       ---------
Total               2,707      $901,613,269.65       100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
     1998-13:

                                        AGGREGATE           % OF
                                         BALANCES        POOL BY
                      # OF                  AS OF      AGGREGATE
STATE                LOANS           CUT-OFF DATE        BALANCE
-----                -----           ------------      ---------
Alabama                  3          $1,243,431.54        0.1379%
Arizona                 32         $10,231,860.62        1.1348%
Arkansas                 8          $2,633,549.92        0.2921%
California           1,348        $449,919,071.41       49.9014%
Colorado                54         $18,958,247.91        2.1027%
Connecticut             66         $23,198,352.62        2.5730%
Delaware                 1            $323,884.30        0.0359%
District Of Columbia    16          $5,524,590.44        0.6127%
Florida                 46         $16,056,719.11        1.7809%
Georgia                 59         $19,162,685.01        2.1254%
Hawaii                   1            $478,000.00        0.0530%
Illinois                88         $28,843,323.54        3.1991%
Indiana                  5          $1,602,372.62        0.1777%
Iowa                     1            $333,319.73        0.0370%
Kansas                   3            $806,572.15        0.0895%
Kentucky                 6          $2,524,154.60        0.2800%
Louisiana               12          $4,505,733.68        0.4997%
Maine                    1            $470,000.00        0.0521%
Maryland                89         $28,687,213.85        3.1818%
Massachusetts          169         $56,745,717.74        6.2938%
Michigan                22          $7,569,974.18        0.8396%
Minnesota               17          $5,649,930.02        0.6266%
Missouri                10          $3,234,567.92        0.3588%
Nebraska                 1            $839,344.71        0.0931%
Nevada                  11          $3,101,917.79        0.3440%
New Hampshire            9          $2,839,257.16        0.3149%
New Jersey             135         $44,610,365.43        4.9478%
New Mexico               4          $1,097,387.71        0.1217%
New York                98         $34,746,571.22        3.8538%
North Carolina          26          $8,412,509.59        0.9331%
Ohio                    18          $5,694,520.40        0.6316%
Oklahoma                 2            $512,644.95        0.0569%
Oregon                  13          $4,344,701.93        0.4819%
Pennsylvania            64         $21,352,496.36        2.3683%
Rhode Island             7          $2,294,482.70        0.2545%
South Carolina           6          $1,892,850.49        0.2099%
Tennessee                2            $697,967.25        0.0774%
Texas                   54         $17,639,726.55        1.9565%
Utah                     7          $2,741,697.23        0.3041%
Vermont                  1            $247,639.86        0.0275%
Virginia                88         $26,214,910.26        2.9076%

Washington              81         $26,503,292.87        2.9395%
Wisconsin               22          $6,860,908.95        0.7610%
Wyoming                  1            $264,803.33        0.0294%
                     -----        ---------------      ---------
Total                2,707        $901,613,269.65      100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-13:

                                     AGGREGATE              % OF
                                      BALANCES           POOL BY
   YEAR OF         # OF                  AS OF         AGGREGATE
  MATURITY        LOANS           CUT-OFF DATE           BALANCE
  --------        -----           ------------         ---------
      2018           15          $4,995,034.66           0.5540%
      2023            6          $1,831,570.89           0.2031%
      2025            1            $591,507.74           0.0656%
      2026            5          $1,472,593.25           0.1633%
      2027           12          $4,317,523.30           0.4789%
      2028        2,668        $888,405,039.81          98.5351%
                  -----        ---------------         ---------
     Total        2,707        $901,613,269.65         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-13 calculated as of the Cut-off Date is 359 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage
     Loans in Pool 1998-13:

                                      AGGREGATE            % OF
                                       BALANCES         POOL BY
PURPOSE               # OF                AS OF       AGGREGATE
OF LOAN              LOANS         CUT-OFF DATE         BALANCE
-------              -----         ------------       ---------
Purchase             1,398      $454,423,103.81        50.4011%
Rate Term/Refinance    997      $337,023,677.48        37.3801%
Cash-out Refinance     312      $110,166,488.36        12.2188%
                     -----      ---------------       ---------
Total                2,707      $901,613,269.65       100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of August 24, 1998, for certain of the Series 1998-13 Certificates between GE
      Capital Mortgage Services, Inc. and Paine Webber
      Incorporated

4.1 The Pooling and Servicing Agreement for the Series 1998-13 Certificates, dated as of August 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES





      Pursuant to the requirements of the Securities
      Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:     /s/ Syed W. Ali
                                  -----------------------------
                                  Name:  Syed W. Ali
                                  Title:  Vice President



Dated as of August 27, 1998

                            SIGNATURES





      Pursuant to the requirements of the Securities
      Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:
                                  -----------------------------
                                  Name:  Syed W. Ali
                                  Title:  Vice President



Dated as of August 27, 1998

                          EXHIBIT INDEX




The exhibits are being filed herewith:


-----------------------------------------------------------------
 EXHIBIT NO.           DESCRIPTION                        PAGE
-----------------------------------------------------------------

     1.1     The Underwriting Agreement, dated as
             of April 24, 1995, and the related Terms
             Agreement, dated as of August 24, 1998,
             for certain of the Series 1998-13
             Certificates between GE Capital
             Mortgage Services, Inc.and Paine
             Webber Incorporated.

     4.1     The Pooling and Servicing Agreement
             for the Series 1998-13 Certificates,
             dated as of August 1, 1998, between GE
             Capital Mortgage Services, Inc., as seller
             and servicer, and State Street Bank and
             Trust Company, as trustee.
-----------------------------------------------------------------